FBR Securitization Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Aggregate

	Deal Name		Data
Collateral Characteristics	Pool Balance		$969,874,219
	# of Loans	#	4,522
	Avg Prin Balance		$214,479
	WAC	%	7.302
	WA Net Rate	%	6.461
	WAM	#
	Seasoning	#	2
	Second Liens	%	5.105
	WA CLTV	%	90.451
	WA FICO	#	624
	Prepay Penalties	%	78.592
Arm Characteristics	WAC (Arms only)%		7.161
	WAM (Arms only)	#
	WA Margin	%	6.111
	WA Initial Cap	%	2.004
	WA Periodic Cap	%	1.500
	WA Cap	%	13.000
	WA Months to Roll	#	23
Loan Type	Fixed	%	11.091
	Balloons	%	0.000
	2/28 Arms	%	86.378
	3/27 Arms	%	1.935
	Other Hybrid Arms	%	0.595
Index	1-Month LIBOR	%	0.000
	6-Month LIBOR	%	100.000
	Other Index	%	0.000
Loan Purpose	Purchase	%	53.695
	Cash-Out Refi	%	45.323
	Rate-Term Refi	%	0.981
	Debt Consolidation	%	0.000
Occupancy Status	Owner	%	92.350
	Second Home	%	0.791
	Investor	%	6.859
Property Type	Single Family	%	81.946
	2-4 Family	%	12.658
	PUD	%	0.000
	MH	%	0.000
	Condo	%	5.396
Doc Type	Full Doc	%	59.469
	Stated Doc	%	38.914
	Limited Doc	%	1.616
	No Doc	%	0.000
MI Data	MI Flag	Y/N	Y
	% of Pool Covered	%	21.013
	Effective LTV	%	76.436
FICO Distribution	FICO <460%		0.000

	Deal Name	Data
	FICO 460-479%	0.000
	FICO 480-499%	0.000
	FICO 500-519%	3.930
	FICO 520-539%	4.734
	FICO 540-559%	5.570
	FICO 560-579%	6.835
	FICO 580-599%	12.074
	FICO 600-619%	13.758
	FICO 620-639%	14.563
	FICO 640-659%	13.225
	FICO 660-679%	8.648
	FICO 680-699%	6.874
	FICO 700-719%	4.370
	FICO 720-739%	2.007
	FICO 740-759%	1.434
	FICO >760%	1.951

WA DTI	%	42.610

DTI Distribution	DTI <10.00%	0.625
	DTI 10.00-19.99%	1.954
	DTI 20.00-29.99%	6.637
	DTI 30.00-39.99%	20.366
	DTI 40.00-49.99%	57.792
	DTI 50.00-59.99%	12.878
	DTI 60.00-69.99%	0.000

LTV Distribution	LTV <20%	0.000
	LTV 20.01-30%	0.014
	LTV 30.01-40%	0.186
	LTV 40.01-50%	0.259
	LTV 50.01-60%	1.016
	LTV 60.01-70%	5.346
	LTV 70.01-80%	55.021
	LTV 80.01-90%	29.265
	LTV 90.01-100%	8.894
	LTV >100%	0.000

			Data	Data
Loan Balance Distribution	$0-25,000	# & %	134	0.204
	$25,001-50,000	# & %	287	1.070
	$50,001-75,000	# & %	306	1.961
	$75,001-100,000	# & %	345	3.125
	$100,001-150,000	# & %	795	10.098
	$150,001-200,000	# & %	679	12.239
	$200,001-250,000	# & %	517	11.946
	$250,001-300,000	# & %	375	10.633
	$300,001-350,000	# & %	305	10.172
	$350,001-400,000	# & %	238	9.152
	$400,001-450,000	# & %	176	7.706

	Deal Name		Data	Data
	$450,001-500,000	# & %	105	5.158
	$500,001-550,000	# & %	69	3.725
	$550,001-600,000	# & %	67	3.962
	$600,001-650,000	# & %	37	2.384
	$650,001-700,000	# & %	37	2.577
	$700,001-750,000	# & %	45	3.422
	$750,001-800,000	# & %	1	0.079
	$800,001-850,000	# & %	0	0.000
	$850,001-900,000	# & %	2	0.183
	$900,001-950,000	# & %	0	0.000
	$950,001-1,000,000	# & %	2	0.204
	> $1,000,001	# & %	0	0.000

Geographic Distribution	AK	%	0.050
	AL	%	0.000
	AR	%	0.036
	AZ	%	1.723
	CA	%	27.196
	CO	%	1.388
	CT	%	1.699
	DC	%	0.711
	DE	%	0.238
	FL	%	11.004
	GA	%	2.958
	HI	%	1.605
	IA	%	0.031
	ID	%	0.171
	IL	%	5.042
	IN	%	0.291
	KS	%	0.033
	KY	%	0.175
	LA	%	0.000
	MA	%	3.195
	MD	%	5.651
	ME	%	0.199
	MI	%	1.195
	MN	%	1.077
	MO	%	0.433
	MS	%	0.000
	MT	%	0.035
	NC	%	0.678
	ND	%	0.000
	NE	%	0.031
	NH	%	0.545
	NJ	%	7.567
	NM	%	0.203
	NV	%	2.160
	NY	%	11.915
	OH	%	0.689

		Data
OK	%	0.059
OR	%	0.373
PA	%	0.886
RI	%	0.517
SC	%	0.220
SD	%	0.000
TN	%	0.475
TX	%	0.979
UT	%	0.192
VA	%	3.990
VT	%	0.000
WA	%	1.591
WI	%	0.689
WV	%	0.093
WY	%	0.000
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Aggregate

Balance	# of loans	WAC	WA FICO	WA LTV	Owner Occ %	Cashout Refi%	Full Doc%
$600,000-650,000	37	6.930	617	80.04	92.04	51.46	67.81
$650,001-700,000	37	6.901	642	81.97	100.00	40.22	48.66
$700,001-750,000	45	6.979	612	79.46	95.49	60.05	68.72
$751,001-800,000	1	5.390	641	80.00	100.00	100.00	0.00
$800,001-850,000	0	0.00	0.00	0.00	0.00	0.00	0.00
$850,001-900,000	2	6.603	715	76.85	100.00	50.57	100.00
$900,001-950,000	0	0.00	0.00	0.00	0.00	0.00	0.00
$950,001-1,000,000	2	5.599	704	76.41	100.00	50.46	100.00
>$1,000,000	0	0.00	0.00	0.00	0.00	0.00	0.00
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Aggregate
Percentage by range
Loans without MI
FICOs

		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	20-30	0.00	0.00	0.00	0.00	0.01	0.00	0.00	0.00
	30-40	0.00	0.00	0.03	0.06	0.08	0.03	0.00	0.00
	40-50	0.00	0.00	0.04	0.03	0.14	0.05	0.00	0.00
LTVs	50-60	0.00	0.00	0.23	0.30	0.37	0.07	0.04	0.00
	60-70	0.00	0.07	2.00	1.53	1.18	0.38	0.12	0.07
	70-80	0.00	0.09	6.40	9.38	20.33	12.79	4.47	1.56
	80-90	0.00	0.00	0.84	3.43	3.33	1.57	0.86	0.19
	90-100	0.00	0.00	0.00	0.73	3.02	2.07	0.92	0.19
	>100	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Loans with MI
FICOs

		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	20-30	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	30-40	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	40-50	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
LTVs	50-60	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	60-70	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	70-80	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	80-90	0.00	0.00	1.35	6.90	6.84	2.92	0.71	0.33
	90-100	0.00	0.00	0.00	0.28	1.04	0.48	0.06	0.11
	>100	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Loan Count
Loans without MI
FICOs

		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20	0	0	0	0	0	0	0	0
	20-30	0	0	0	0	2	0	0	0
	30-40	0	0	2	4	1	1	0	0
	40-50	0	0	2	2	4	2	0	0
LTVs	50-60	0	0	13	13	16	4	2	0
	60-70	0	3	104	63	49	14	5	1
	70-80	0	4	258	401	786	426	140	43
	80-90	0	0	30	131	103	45	21	5
	90-100	0	0	1	110	436	235	83	22
	>100	0	0	0	0	0	0	0	0
	#

Loans with MI
FICOs

		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20	0	0	0	0	0	0	0	0
	20-30	0	0	0	0	0	0	0	0
	30-40	0	0	0	0	0	0	0	0
	40-50	0	0	0	0	0	0	0	0
LTVs	50-60	0	0	0	0	0	0	0	0
	60-70	0	0	0	0	0	0	0	0
	70-80	0	0	0	0	0	0	0	0
	80-90	0	0	61	325	283	125	33	13
	90-100	0	0	0	12	52	23	3	5
	>100	0	0	0	0	0	0	0	0
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

		Number of		Avg. Loan	% of Total	% of Total			% Owner	%	%
Product Type	WA IO Term	Loans	Loan Balance	Balance	IO	Pool	WA FICO	WA LTV	Occupied	Purchase	Investor	WA DTI	% Full Doc
2/28 ARM 60 Month IO	60	744	226,264,521	304,119	97.23	23.33	638	81.57	100.00	63.40	0.00	42.06	81.83
3/27 ARM 60 Month IO	60	24	6,439,690	268,320	2.77	0.66	655	83.65	100.00	20.76	0.00	42.18	100.00

Totals:	na	768	232,704,211	303,000	100.00	23.99	639	81.63	100.00	62.22	0.00	42.07	82.33

Initial Periodic Caps
Product Type	1.00%	1.50%	2.00%	2.50%	3.00%	3.50%	4.00%	4.50%	5.00%
2/28 ARM 60 Month IO	—	—	225,717,921	—	546,600	—	—	—	—
3/27 ARM 60 Month IO	—	—	6,439,690	—	—	—	—	—	—

Totals:	—	—	232,157,611	—	546,600	—	—	—	—

Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.